UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2011

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-166171	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6533 Octave Avenue Las Vegas, Nevada	89139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  1-888-455-6183

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 19, 2011 the Company entered into a consulting agreement with Lindsay Capital Corp (“LCC”) for financial advisory services for a term of two years. Specifically LCC shall assist the Company with introducing potential investors to the Company, structuring financings, structuring corporate development transactions including potential acquisitions, and report to the Company’s CFO and Board of Directors. As consideration for the services, the Company shall issue LCC an aggregate of 750,000 shares of its restricted common stock. If the Company terminates the agreement prior to the end of its term, a pro-rated portion of the shares shall be forfeited and cancelled, as computed on a quarterly basis at the time of termination.

The foregoing description of the consulting agreement is qualified in its entirety by reference to the full text of the consulting agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.  LCC qualifies as an accredited investor. The shares of common stock were issued pursuant to an exemption from registration under the Act, pursuant to Section 4(2) of the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)           Amendment of Compensation Terms for our President John Wood

Effective August 19, 2011, the Board of Directors approved the following compensation terms for Mr. Wood, with such terms amending and superseding any prior compensation terms:

Annual Cash Salary:	$0
Stock Options:	118,120

The foregoing description of the employment terms is qualified in its entirety by reference to the full text of the employment offer letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

(b)           Amendment of Compensation Terms for our Chairman and Corporate Secretary Kristian Andresen

Effective August 19, 2011, the Board of Directors approved the following compensation terms for Mr. Andresen with such terms amending and superseding any prior compensation terms:

Annual Cash Salary:	$9,600
Stock Options:	110,550

The foregoing description of the employment terms is qualified in its entirety by reference to the full text of the employment offer letter, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Consulting Agreement between Company and Lindsay Capital Corp. dated August 19, 2011

10.2	John Wood Employment Offer Letter dated August 19, 2011

10.3	Kristian Andresen Employment Offer Letter, dated August 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	August 22, 2011

By:	/s/ Kristian Andresen
Kristian Andresen
Corporate Secretary